Exhibit 99.3

COMPUTER SOFTWARE INNOVATIONS, INC. AND MCALEER COMPUTER ASSOCIATES, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Pro forma Combined Balance Sheet as of September 30, 2006	2
Pro forma Combined Statement of Operations for the Nine Months Ended September 30, 2006	4
Pro forma Combined Statement of Operations for the Year Ended December 31, 2005	6

The following unaudited pro forma balance sheet as of September 30, 2006 gives effect to our acquisition of McAleer Computer Associates, Inc. (McAleer) as if the acquisition had occurred on September 30, 2006. The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 gives effect to our acquisition of McAleer as if the acquisition had occurred on January 1, 2006. The following unaudited pro forma statement of operations for the year ended December 31, 2005 gives effect to our acquisition of McAleer as if the acquisition had occurred on January 1, 2005. Our historical financial information has been derived from our audited financial statements and our unaudited financial statements included in this prospectus. Historical financial information for McAleer has been derived from the financial statements included in this prospectus.

The following unaudited pro forma financial information reflects our accounting for the acquisition of McAleer using the purchase method of accounting. Under the purchase method of accounting, the purchase price that we paid is allocated to the assets acquired, both tangible and intangible, and liabilities that we assumed based upon fair values. Any excess in the purchase price over the fair values of assets and liabilities is recorded as goodwill, which does not require amortization, but is periodically evaluated for impairments. As of the date of this prospectus, the purchase price allocation is preliminary and subject to change based upon the results of valuation procedures. The following unaudited pro forma financial statements reflect our best estimates of the allocation based upon all available information.

The unaudited pro forma financial information is not necessarily indicative of the financial condition or results of operations that we would have achieved had the acquisition occurred on the dates referred to above. In addition, unaudited pro forma operating information is not necessarily indicative of the results of operations that we may achieve subsequent to the consummation of the acquisition.

Computer Software Innovations, Inc.

Pro Forma Combined Balance Sheet

September 30, 2006

(Unaudited)

	CSI*	McAleer*		Adjustments [K]	Pro Forma Combined
ASSETS
CURRENT ASSETS
Cash	$—	$1,338,685	[A], [H]	$(1,338,685)	$—
Accounts receivable, net	4,974,280	81,872		—	5,056,152
Inventories	36,432	—		—	36,432
Prepaid expenses	87,955	—		—	87,955
Taxes receivable	—	—		—	—
Deferred tax asset	356,240	—		—	356,240

Total current assets	5,454,907	1,420,557		(1,338,685)	5,536,779
PROPERTY AND EQUIPMENT, net	763,004	303,750	[C]	311,250	1,378,004
COMPUTER SOFTWARE COSTS, net	1,431,505	—	[D]	750,000	2,181,505
GOODWILL	—	—		—	—
DEFERRED TAX ASSET	—	—	[E]	464,951	464,951
OTHER ASSETS	184,137	—		1,383,453	1,567,590

Total assets	$7,833,553	$1,724,307		$1,570,969	$11,128,829

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$1,501,193	$159,451	[A]	$(159,451)	$1,501,193
Deferred revenue	2,294,448	476,132		—	2,770,580
Deferred tax liability	509,872	—		—	509,872
Income taxes payable	—	—		—	—
Bank line of credit	655,000	—	[I]	1,773,602	2,428,602
Current portion of note payable	100,000	—	[F]	305,000	405,000
Subordinated notes payable to shareholders	2,250,400	—		—	2,250,400

Total current liabilities	7,310,913	635,583		1,919,151	9,865,647

NOTE PAYABLE, less current portion	239,970	—	[G]	704,542	944,512
DEFERRED TAX LIABILITY	—	—	[J]	36,000	36,000

Total liabilities	7,550,883	635,583		2,659,693	10,846,159

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock - $0.001 par value; 40,000,000 shares authorized; 3,429,030 shares issued and outstanding	3,429	1,000	[B]	(1,000)	3,429
Preferred stock - $0.001 par value; 15,000,000 shares authorized; 7,012,736 shares issued and outstanding	7,013	—		—	7,013
Additional paid-in-capital	6,144,187	3,916	[B]	(3,916)	6,144,187
Retained earnings (deficit)	(5,714,064)	1,083,808	[B]	(1,083,808)	(5,714,064)
Unearned stock compensation	(157,895)	—		—	(157,895)

Total shareholders’ equity (deficit)	282,670	1,088,724		(1,088,724)	282,670

Total liabilities and shareholders’ equity (deficit)	$7,833,553	$1,724,307		$1,570,969	$11,128,829

	0	0		0	0

[A]	Accounts payable not assumed under asset purchase ($159,451) and forego cash withheld by seller to pay liabilities

[B]	Eliminate stock and earnings of McAleer not assumed under asset purchase ($1,088,724)

[C]	Write up property and equipment to fair value ($311,250)

[D]	Write up computer software assets to fair value ($750,000)

[E]	Record deferred tax asset for goodwill which is deductible for taxes, but (assuming no impairment occurs under GAAP) not for GAAP-based book purposes ($464,951)

[F]	Record current portion of draw on equipment loan ($200,000) and note payable held by seller ($105,000) to fund purchase price

[G]	Record long-term portion of draw on equipment loan ($284,542) and note payable held by seller ($420,000) to fund purchase price

[H]	Utilize cash available from McAleer to fund portion of purchase price ($1,179,234 or $1,280,000 actual draw on January 2, 2006 less $100,766 additional cash not available at September 30, 2006 without collections as of January 2, 2007 on billings in the fourth quarter of 2006.

[I]	Record draw on bank line of credit for remaining portion of purchase price based on assets at September 30, 2006 ($1,773,602 or $1,672,836 actual drawn on January 2, 2006 plus $100,766 noted in [H] above

[J]	Record deferred tax liability for difference in price negotiated for property and equipment and fair market value under GAAP ($36,000)

[K]	Pro forma balance sheet is adjusted as if the asset purchase transaction for the acquisition of substantially all the assets of McAleer Computer Associates, Inc. occurred on September 30, 2006. The allocation is preliminary and subject to change for the final allocation of purchase price based upon the completion of valuation procedures

*	(Amounts are from the unaudited financial statements of Computer Software Innovations, Inc. and McAleer Computer Associates, Inc. as of September 30, 2006.)

Computer Software Innovations, Inc.

Pro Forma Combined Statement of Operations

For the Nine Months Ended September 30, 2006

(Unaudited)

	CSI*	McAleer* [G]			Adjustments [F]		Pro Forma Combined
REVENUES
Software applications segment	$3,998,257		$3,034,103		$		$7,032,360
Technology solutions segment	18,673,381		—				18,673,381

Net sales and service revenue	22,671,638		3,034,103			—	25,705,741
COST OF SALES
Software applications segment:
Cost of sales, excluding depreciation, amortization and capitalization	1,875,339		1,639,559				3,514,898
Depreciation	50,282		4,638	[A]		2,394	57,314
Amortization of capitalized software costs	529,123		—	[B]		140,625	669,748
Capitalization of software costs	(927,303)		—				(927,303)

Total software applications segment cost of sales	1,527,441		1,644,197			143,019	3,314,657

Technology solutions segment:
Cost of sales, excluding depreciation	15,703,770		—				15,703,770
Depreciation	69,423		—				69,423

Total technology solutions segment cost of sales	15,773,193		—			—	15,773,193

Total cost of sales	17,300,634		1,644,197			143,019	19,087,850

Gross profit (loss)	5,371,004		1,389,906			(143,019)	6,617,891
OPERATING EXPENSES
Salaries, wages and benefits (excluding stock-based compensation)	2,513,458		658,977				3,172,435
Stock based compensation	875,148						875,148
Reverse acquisition costs	64,129						64,129
Acquisition costs	38,273						38,273
Professional and legal compliance and litigation related costs	434,023						434,023
Marketing costs	124,639		795				125,434
Travel and mobile costs	329,971		41,241				371,212
Depreciation	124,822		4,836	[A]		10,128	139,786
Amortization of intangibles				[C]		82,500	82,500
Other selling, general and administrative expenses	533,808		281,497				815,305

Total operating expenses	5,038,271		987,346			92,628	6,118,245

Operating income (loss)	332,733		402,560			(235,647)	499,646
OTHER INCOME (EXPENSE)
Interest income	3,101		47,074				50,175
Interest expense	(312,302)		—	[D]		(160,884)	(473,186)
Gain (loss) on disposal of property and equipment	—		—				—
Unrealized gain (loss) on financial instrument	—		—				—
Other	—		180				180

Total other income (expense)	(309,201)		47,254			(160,884)	(422,831)

Income (loss) before income taxes	23,532		449,814			(396,531)	76,815
INCOME TAX EXPENSE (BENEFIT)	91,437		179,926	[E]		(150,539)	120,824

NET INCOME (LOSS)	$(67,905)		$269,888			$(245,992)	$(44,009)

BASIC EARNINGS (LOSS) PER SHARE	$(0.02)	$	N/A		$	N/A	$(0.01)

DILUTED EARNINGS (LOSS) PER SHARE	$(0.02)	$	N/A		$	N/A	$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING:
- Basic	3,196,662		N/A			N/A	3,196,662

- Diluted	3,196,662		N/A			N/A	3,196,662

[A]	Record additional depreciation for the write-up of property and equipment to fair values

[B]	Record the amortization of deferred software cost related to the write-up of software assets to fair values

[C]	Record the amortization of intangibles recorded from the excess of payments over the fair value of non-intangible assets

[D]	Record additional interest expense on borrowings used to fund the purchase price

[E]	Record the tax impact of [A] through [D] above ($158,582) net of tax impact ($8,043 or $675 less $8,718, respectively) of timing differences in tax and book value of property and equipment, and deductibility of goodwill for taxes but not for books under GAAP

[F]	Pro forma statement of operations is adjusted as if the asset purchase transaction for the acquisition of substantially all the assets of McAleer Computers Associates, Inc. occurred on January 1, 2006. The allocation is preliminary and subject to change for the final allocation of purchase price based upon the completion of valuation procedures.

[G]	Assumes McAleer Computer Associates, Inc. was a C-Corporation with income taxes recorded and paid at a 40% effective tax rate Prior to its acquisition, McAleer Computer Associates, Inc. was an S-Corporation and therefore recorded no income tax expense or benefit.

*	(Except for the income tax expense (benefit) for McAleer (see [G] above) amounts are from the unaudited financial statements of Computer Software Innovations, Inc. and McAleer Computer Associates, Inc. for the nine months ended September 30, 2006.)

Computer Software Innovations, Inc.

Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

	CSI*	McAleer* [G]			Adjustments [F]		Pro Forma Combined
REVENUES
Software applications segment	$4,148,211		$3,643,129		$		$7,791,340
Technology solutions segment	20,138,513		—				20,138,513

Net sales and service revenue	24,286,724		3,643,129			—	27,929,853
COST OF SALES
Software applications segment:
Cost of sales, excluding depreciation, amortization and capitalization	1,930,369		2,103,642				4,034,011
Depreciation	35,095		6,410	[A]		2,966	44,471
Amortization of capitalized software costs	525,316		—	[B]		187,500	712,816
Capitalization of software costs	(709,972)		—				(709,972)

Total software applications segment cost of sales	1,780,808		2,110,052			190,466	4,081,326

Technology solutions segment:
Cost of sales, excluding depreciation	15,918,363		—				15,918,363
Depreciation	41,667		—				41,667

Total technology solutions segment cost of sales	15,960,030		—			—	15,960,030

Total cost of sales	17,740,838		2,110,052			190,466	20,041,356

Gross profit (loss)	6,545,886		1,533,077			(190,466)	7,888,497
OPERATING EXPENSES
Salaries, wages and benefits (excluding stock-based compensation)	803,091		3,210,882				4,013,973
Stock based compensation	631,174						631,174
Reverse acquisition costs	759,283						759,283
Acquisition costs	—						—
Professional and legal compliance and litigation related costs	1,028,425						1,028,425
Marketing costs	—		6,216				6,216
Travel and mobile costs	400,412		56,976				457,388
Depreciation	74,514		6,222	[A]		13,730	94,466
Amortization of intangibles	—			[C]		100,000	100,000
Other selling, general and administrative expenses	627,230		338,114				965,344

Total operating expenses	6,731,920		1,210,619			113,730	8,056,269

Operating income (loss)	(186,034)		322,458			(304,196)	(167,772)
OTHER INCOME (EXPENSE)
Interest income	6,032		17,536				23,568
Interest expense	(324,815)		—	[D]		(211,178)	(535,993)
Gain (loss) on disposal of property and equipment	100		—				100
Unrealized gain (loss) on financial instrument	(414,360)		—				(414,360)
Other	—		4,111				4,111

Total other income (expense)	(733,043)		21,647			(211,178)	(922,574)

Income (loss) before income taxes	(919,077)		344,105			(515,374)	(1,090,346)
INCOME TAX EXPENSE (BENEFIT)	(162,467)		137,642	[E]		(206,150)	(230,975)

NET INCOME (LOSS)	$(756,610)		$206,463			$(309,225)	$(859,372)

BASIC EARNINGS (LOSS) PER SHARE	$(0.29)	$	N/A		$	N/A	$(0.33)

DILUTED EARNINGS (LOSS) PER SHARE	$(0.29)	$	N/A		$	N/A	$(0.33)

WEIGHTED AVERAGE SHARES OUTSTANDING:
- Basic	2,631,786		N/A			N/A	2,631,786

- Diluted	2,631,786		N/A			N/A	2,631,786

[A]	Record additional depreciation for the write-up of property and equipment to fair values

[B]	Record the amortization of deferred software cost related to the write-up of software assets to fair values

[C]	Record the amortization of intangibles recorded from the excess of payments over the fair value of non-intangible assets

[D]	Record additional interest expense on borrowings used to fund the purchase price

[E]	Record the tax impact of [A] through [D] above ($198,693) net of tax impact ($7,457 or $900 less $8,357, respectively) of timing differences in tax and book value of property and equipment and deductibility of goodwill for taxes but not for books under GAAP

[F]	Pro forma statement of operations is adjusted as if the asset purchase transaction for the acquisition of substantially all the assets of McAleer Computers Associates, Inc. occurred on January 1, 2005. The allocation is preliminary and subject to change for the final allocation of purchase price based upon the completion of valuation procedures.

[G]	Assumes McAleer Computer Associates, Inc. was a C-Corporation with income taxes recorded and paid at a 40% effective tax rate Prior to its acquisition, McAleer Computer Associates, Inc. was an S-Corporation and therefore recorded no income tax expense or benefit.

*	(Except for the income tax expense (benefit) for McAleer (see [G] above) amounts are from the audited financial statements of Computer Software Innovations, Inc. and McAleer Computer Associates, Inc. for the year ended December 31, 2005.)